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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement No. 333-73267 on Form S-4 of Ardent Software, Inc. of our report dated January 22, 1999 appearing in the Proxy Statement/Prospectus, which is a part of such Registration Statement, and to the reference to us under the headings "Summary Historical Financial Data" and "Experts" in such Proxy Statement/Prospectus.


                                          /s/ Deloitte & Touche llp
                                          DELOITTE & TOUCHE LLP

Boston, Massachusetts

            , 1999